EXHIBIT 99.1
                                       The Peoples Holding Company (AMEX:PHC)
                                       P.O. Box 709
                                       Tupelo, MS 38801-0709
                                       Phone: (662) 680-1001
                                       Fax: (662) 680-1234
                                       www.thepeoplesbankandtrust.com


Press Release
--------------------------------------------------------------------
For additional information, contact:

        Jim Gray
        Executive Vice President, Investor Relations and Planning Director
        (662) 680-1217

        Stuart Johnson
        Executive Vice President and Chief Financial Officer
        (662) 680-1472

Date:  October 16, 2002


  PEOPLES HOLDING REPORTS RECORD CORE EARNINGS FOR SEVENTH CONSECUTIVE QUARTER

The Peoples Holding Company (the Company)(AMEX: PHC) reported today record results for third quarter 2002, showing improved performance over the record earnings announced for the comparable period in 2001. Earnings per share for the third quarter were $.81, an increase of 22.73% from $.66 a year ago. Net income for the third quarter was $4,544,000 compared to $3,842,000 for the same period in 2001, an increase of 18.27%. Net interest income for third quarter 2002 was up 9.88% while non-interest income increased 13.17% for the same period.
Annualized return on average equity for the third quarter of 2002 was 14.00% compared to 12.36% for the third quarter of 2001, an increase of 13.27%. For the same periods, the annualized return on average assets was 1.38% and 1.25% respectively, an increase of 10.40%.

According to Peoples President and CEO, E. Robinson McGraw, "The Company's performance reflects an upward trend in earnings that began in the first quarter of 2001. Our business plan has consistently produced record core earnings for the entire year 2001 as well as for the first three quarters of 2002. Our 24 community banks have performed extremely well in view of the fact that these seven consecutive quarters have been marked by the Federal Reserve's interest rate decreases to 50-year lows in a continuing effort to boost consumer confidence and stimulate a sluggish economy."

STOCK PRICE AND REPURCHASES

The market price of The Peoples Holding Company shares was $40.75 per share at September 30, 2002, an increase of 21.68% from $33.49 at September 30, 2001.

The Company continues to repurchase shares, and since January 2002, has acquired 129,247 shares. This represents 2.27% of shares outstanding at an average purchase price of $36.07. Since initiating a tender offer on April 16, 2001 to purchase up to 604,312 shares, or approximately 10% of its common shares outstanding, the Company has repurchased a total of approximately 467,000 shares.

FINANCIAL DETAILS

For third quarter 2002, the Company's net interest margin improved to 4.68% from 4.58% for the comparable period of 2001.

The provision for loan losses decreased to $1,125,000 for third quarter 2002 from $1,225,000 for the same period in 2001. Allowance for loan losses as a percentage of loans was 1.44% at September 30, 2002 and 1.35% for the same period of 2001. Net charge-offs for third quarter 2002 as a percentage of average loans was .06% compared to .18% for the same period in 2001, a decrease of 66.67%. Non-performing loans as a percentage of total loans decreased to .46% for third quarter 2002 compared with .62% for the same period in 2001. The Company's non-performing loan coverage ratio stood at 309.95% for the quarter compared to 218.20% for third quarter 2001. Despite the sluggish economy, asset quality has continued to improve as a result of credit scoring, central credit analysis and central collections.

Total non-interest income has grown quarter to quarter and, for third quarter 2002 and 2001, totaled $6,985,000 and $6,172,000 respectively, an improvement of 13.17%. "Our consistent improvement in non-interest income demonstrates that we are meeting the total financial needs of our clients and providing them convenience and value through the sale of insurance and investment products as well as traditional banking services," McGraw stated. The Company's non-interest income has been generated primarily through a diversified revenue stream of commissions on the sale of insurance and investments, loan fees, merchant discount services, debit card income, service charges and fiduciary income.

Third quarter 2002 non-interest expense increased 6.48% over that of third quarter 2001. This was due in part to consulting fees and computer depreciation related to a number of recent technology upgrades; salary increases; and increased insurance premiums. Net non-interest expense as a percentage of assets has improved to 1.74% for third quarter 2002 as compared to 1.86% for the same period in 2001.

The Company's efficiency ratio improved for the third quarter of 2002 to 60.44% from 62.63% for the same period in 2001.

CONFERENCE CALL INFORMATION

A live audio Web cast of a conference call with analysts will be available beginning at 9 A. M. Central time on Thursday, October 17 through the Investor Relations page of our website, www.thepeoplesbankandtrust.com, through www.streetevents.com or any of CCBN's distribution network. The event will be archived for 90 days. The conference may also be heard live via telephone by dialing 877-279-3019 and entering the conference I. D. number, 5662233. A digital telephone recording of the conference call, available two hours after the event and available for 48 hours, may be accessed by dialing 1-800-642-1687 or 706-645-9291 and entering the conference I. D. number, 5662233.

ABOUT THE HOLDING COMPANY

The Peoples Holding Company is the parent of Mississippi's fourth largest commercial bank headquartered in the state. Through its wholly owned subsidiary, The Peoples Bank & Trust Company, the Company is also parent of The Peoples Insurance Agency, Inc. The Peoples Bank has assets of approximately $1.3 billion and operates 40 community banking offices in 27 north and north central Mississippi cities.

NOTE TO INVESTORS

This news release contains forward-looking statements regarding The Peoples Holding Company. All forward-looking statements involve risk and uncertainty and a number of factors could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Those factors include, but are not limited to, interest rate fluctuation, regulatory changes, portfolio performance and other factors discussed in our recent filings with the Securities and Exchange Commission
(SEC).

                           The Peoples Holding Company
                         Selected Financial Information
                    (Dollars in Thousands, Except Share Data)
                                    Unaudited

                                                          For The Three Months                      For The Nine Months
                                                           Ended September 30,                      Ended September 30,
                                                 --------------------------------------   --------------------------------------
       Core Earnings Summary *                       2002          2001       % Change        2002          2001       % Change
       -----------------------                   -----------   -----------   ----------   -----------   -----------   ----------
Reported net income ............................. $   4,544     $   3,842       18.27 %    $  11,798     $  10,731        9.94 %
Goodwill amortization, net of tax ...............         -           102     (100.00)             -           306     (100.00)
Transitional goodwill impairment ................         -             -           -          1,300             -           -
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Core net income ................................. $   4,544     $   3,944       15.21 %    $  13,098     $  11,037       18.67 %
                                                 ===========   ===========   ==========   ===========   ===========   ==========

Basic and diluted earnings per share:
Reported net income ............................. $    0.81     $    0.66       22.73 %    $    2.10     $    1.81       16.02 %
Goodwill amortization, net of tax ...............         -          0.02     (100.00)             -          0.05     (100.00)
Transitional goodwill impairment ................         -             -           -           0.23             -           -
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Core net income ................................. $    0.81     $    0.68       19.12 %    $    2.33     $    1.86       25.27 %
                                                 ===========   ===========   ==========   ===========   ===========   ==========

* The table above presents net income for the prior periods as reported as well as core net income, which has been adjusted for the exclusion of goodwill amortization and the cumulative effect of the transitional goodwill impairment.

                                                          For The Three Months                      For The Nine Months
                                                           Ended September 30,                      Ended September 30,
                                                 --------------------------------------   --------------------------------------
           Earnings Summary                          2002          2001       % Change        2002          2001       % Change
           ----------------                      -----------   -----------   ----------   -----------   -----------   ----------
Interest income ................................. $  19,707     $  21,877       (9.92)%    $  59,207     $  66,972      (11.59)%
Interest expense ................................     6,554         9,907      (33.84)        20,364        32,366      (37.08)
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Net interest income .............................    13,153        11,970        9.88         38,843        34,606       12.24
Provision for loan losses .......................     1,125         1,225       (8.16)         3,325         3,475       (4.32)
Noninterest income ..............................     6,985         6,172       13.17         20,244        17,748       14.06
Noninterest expenses ............................    12,642        11,873        6.48         37,466        34,303        9.22
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Income before taxes and cumulative effect
     of accounting change .......................     6,371         5,044       26.31         18,296        14,576       25.52
Income taxes ....................................     1,827         1,202       52.00          5,198         3,845       35.19
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Net income before cumulative effect
     of accounting change .......................     4,544         3,842       18.27         13,098        10,731       22.06
Cumulative effect of accounting change ..........         -             -           -         (1,300)            -           -
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Net income ...................................... $   4,544     $   3,842       18.27 %    $  11,798     $  10,731        9.94 %
                                                 ===========   ===========   ==========   ===========   ===========   ==========
          Common Stock Data
          -----------------
Earnings per share - basic and diluted:
   Income before cumulative effect
     of accounting change ....................... $    0.81     $    0.66       22.73 %    $    2.33     $    1.81       28.73 %
   Cumulative effect of accounting change .......         -             -           -          (0.23)            -           -
                                                 -----------   -----------   ----------   -----------   -----------   ----------
   Net income ...................................      0.81          0.66       22.73           2.10          1.81       16.02
                                                 ===========   ===========   ==========   ===========   ===========   ==========

Book value per share ............................                                              23.42         21.76        7.63
Market value per share ..........................                                              40.75         33.49       21.68
Cash dividends per share ........................      0.26          0.24        8.33           0.77          0.71        8.45
Weighted average shares outstanding ............. 5,591,462     5,793,822       (3.49)     5,620,891     5,925,326       (5.14)
Weighted average shares outstanding - diluted ... 5,597,362     5,793,822       (3.39)     5,625,348     5,925,326       (5.06)
End of period shares outstanding ................                                          5,575,433     5,757,799       (3.17)

         Balance Sheet Summary                                                                        As of September 30,
         ---------------------                                                            --------------------------------------
                                                                                              2002          2001       % Change
                                                                                          -----------   -----------   ----------
Total loans .....................................                                          $ 855,415     $ 827,041        3.43 %
Allowance for loan losses .......................                                             12,299        11,166       10.15
Total investment securities .....................                                            326,344       286,001       14.11
Total assets ....................................                                          1,306,640     1,263,504        3.41
Total deposits ..................................                                          1,090,396     1,087,599        0.26
Total borrowings ................................                                             67,595        31,155      116.96
Shareholders' equity ............................                                            130,559       125,299        4.20

                                                          For The Three Months                      For The Nine Months
                                                           Ended September 30,                      Ended September 30,
                                                 --------------------------------------   --------------------------------------
           Selected Ratios                           2002          2001       % Change        2002          2001       % Change
           ---------------                       -----------   -----------   ----------   -----------   -----------   ----------
Return on average assets * ......................    1.38  %       1.25  %      10.40 %       1.23  %       1.16  %       6.03 %
Return on average shareholders' equity * ........   14.00         12.36         13.27        12.77         11.44         11.63
Adjusted for cumulative effect
 of accounting change:
    Core return on average assets* ..............    1.38          1.28          7.81         1.33          1.18         12.71
    Core return on average shareholders' equity*.   14.00         12.68         10.41        13.80         11.68         18.15
Shareholders' equity to assets (actual) .........                                             9.99          9.92          0.71
Net interest margin (TE) * ......................    4.68          4.58          2.18         4.67          4.44          5.18
Allowance for loan losses to total loans ........                                             1.44          1.35          6.67
Reserve coverage of nonperforming loans .........                                           309.95        218.20         42.05
Average loans to average deposits ...............   75.97         77.27         (1.68)       75.21         76.85         (2.13)
Average earning assets to average assets ........   90.49         90.12          0.41        90.46         90.95         (0.54)
Nonperforming loans to total loans ..............                                             0.46          0.62        (25.81)
Net charge-offs to average loans * ..............    0.23          0.71        (67.61)        0.38          0.47        (19.15)
Noninterest income (less securities
 gains/losses) to average assets* ...............    2.12          1.99          6.53         2.06          1.92          7.29
Noninterest expense to average assets* ..........    3.86          3.85          0.26         3.84          3.73          2.95
Overhead ratio * ................................    1.74          1.86         (6.45)        1.78          1.81         (1.66)
Efficiency ratio ................................   60.44         62.63         (3.50)       60.99         62.50         (2.42)

         Nonperforming Assets
         --------------------
Nonaccruing loans ...............................                                          $     635     $     795      (20.13)%
Accruing loans past due 90 days or more .........                                              3,333         4,322      (22.88)
                                                                                          -----------   -----------   ----------
     Total nonperforming loans ..................                                              3,968         5,117      (22.45)
ORE and repossessions ...........................                                              3,518         2,362       48.94
                                                                                          -----------   -----------   ----------
     Total nonperforming assets .................                                          $   7,486     $   7,479        0.09%
                                                                                          ===========   ===========   ==========

* Ratios annualized
TE - taxable equivalent basis

                           The Peoples Holding Company
                            Allowance for Loan Losses
                             (Dollars in Thousands)
                                    Unaudited

                                                          For The Three Months                      For The Nine Months
                                                           Ended September 30,                      Ended September 30,
                                                 --------------------------------------   --------------------------------------
                                                     2002          2001       % Change        2002          2001       % Change
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Reserve for loan losses at beginning of period .. $  11,658     $  11,403        2.24 %    $  11,354     $  10,536        7.76 %
Provision for loan losses .......................     1,125         1,225       (8.16)         3,325         3,475       (4.32)
Loans charged-off ...............................       573         1,534      (62.65)         2,869         3,107       (7.66)
Recoveries of loans previously charged-off ......        89            72       23.61            489           262       86.64
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Reserve for loan losses at end of period ........ $  12,299     $  11,166       10.15 %    $  12,299     $  11,166       10.15 %
                                                 ===========   ===========   ==========   ===========   ===========   ==========

                           The Peoples Holding Company
                            Loans and Credit Quality
                             (Dollars in Thousands)
                                    Unaudited
                                                          Loans,                                             Net Charge-offs
                                                  Net of Unearned Income       Non-performing Loans     For The Nine Months Ended
                                                    As of September 30,         As of September 30,           September 30,
                                                 -------------------------   ------------------------   ------------------------
                                                     2002          2001         2002          2001          2002         2001
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Commercial, financial, agricultural ............. $ 148,791     $ 152,621     $  1,707     $     535     $     528     $    749
Real estate - construction ......................    36,480        33,067            -           103            96           25
Real estate - mortgage ..........................   572,283       528,718        1,990         3,957         1,200        1,086
Consumer ........................................    97,861       112,635          271           522           556          985
                                                 -----------   -----------   ----------   -----------   -----------   ----------
     Total ...................................... $ 855,415     $ 827,041     $  3,968     $   5,117     $   2,380     $  2,845
                                                 ===========   ===========   ==========   ===========   ===========   ==========

                           The Peoples Holding Company
                   Condensed Consolidated Statements of Income
                    (Dollars in Thousands, Except Share Data)
                                    Unaudited
                                                          For The Three Months                      For The Nine Months
                                                           Ended September 30,                      Ended September 30,
                                                 --------------------------------------   --------------------------------------
                                                     2002          2001       % Change        2002          2001       % Change
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Interest income:
    Loans ....................................... $  15,363     $  17,773      (13.56)%    $  46,027     $  53,919      (14.64)%
    Securities ..................................     4,270         4,021        6.19         12,903        12,384        4.19
    Other .......................................        74            83      (10.84)           277           669      (58.59)
                                                 -----------   -----------   ----------   -----------   -----------   ----------
          Total interest income .................    19,707        21,877       (9.92)        59,207        66,972      (11.59)

Interest expense:
    Deposits ....................................     5,940         9,548      (37.79)        18,567        31,276      (40.63)
    Borrowings ..................................       614           359       71.03          1,797         1,090       64.86
                                                 -----------   -----------   ----------   -----------   -----------   ----------
          Total interest expense ................     6,554         9,907      (33.84)        20,364        32,366      (37.08)

          Net interest income ...................    13,153        11,970        9.88         38,843        34,606       12.24
Provision for loan losses .......................     1,125         1,225       (8.16)         3,325         3,475       (4.32)
                                                 -----------   -----------   ----------   -----------   -----------   ----------
          Net interest income after provision
              for loan losses ...................    12,028        10,745       11.94         35,518        31,131       14.09

Noninterest income:
    Service charges on deposit accounts .........     3,220         2,961        8.75          9,220         8,569        7.60
    Fees and commissions ........................     2,456         1,905       28.92          6,731         5,406       24.51
    Trust revenue ...............................       218           130       67.69            680           660        3.03
    Gains on sale of securities .................        22            42      (47.62)            30            87      (65.52)
    Other .......................................     1,069         1,134       (5.73)         3,583         3,026       18.41
                                                 -----------   -----------   ----------   -----------   -----------   ----------
          Total noninterest income ..............     6,985         6,172       13.17         20,244        17,748       14.06

Noninterest expenses:
    Salaries and employee benefits ..............     7,290         6,862        6.24         21,609        19,285       12.05
    Data processing .............................       957           902        6.10          2,838         2,629        7.95
    Net occupancy ...............................       784           797       (1.63)         2,368         2,402       (1.42)
    Equipment ...................................       792           733        8.05          2,386         2,195        8.70
    Other .......................................     2,819         2,579        9.31          8,265         7,792        6.07
                                                 -----------   -----------   ----------   -----------   -----------   ----------
          Total noninterest expenses ............    12,642        11,873        6.48         37,466        34,303        9.22

Income before taxes and cumulative effect
    of accounting change ........................     6,371         5,044       26.31         18,296        14,576       25.52

Income taxes ....................................     1,827         1,202       52.00          5,198         3,845       35.19
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Net income before cumulative effect
    of accounting change ........................     4,544         3,842       18.27         13,098        10,731       22.06
Cumulative effect of accounting change ..........         -             -           -         (1,300)            -           -
                                                 -----------   -----------   ----------   -----------   -----------   ----------
Net income ...................................... $   4,544     $   3,842       18.27 %    $  11,798     $  10,731        9.94 %
                                                 ===========   ===========   ==========   ===========   ===========   ==========

                           The Peoples Holding Company
         Average Consolidated Balance Sheet and Net Interest Analysis *
                             (Dollars in Thousands)
                                    Unaudited
                                                   For The Three Months        For The Nine Months
                                                    Ended September 30          Ended September 30
                                                 -------------------------   ------------------------
                                                    2002          2001          2002         2001
                                                 -----------   -----------   ----------   -----------
                    Earning Assets:
   Loans and leases:
      Interest (TE) ............................. $  15,483     $  17,910     $ 46,393     $  54,358
      Average balance ...........................   840,393       822,628      829,724       814,827
      Yield .....................................      7.31%         8.64%        7.48%         8.92%
   Interest bearing bank balances, federal
       funds sold and repos:
      Interest ..................................        74            83          277           669
      Average balance ...........................    18,079         9,202       21,872        18,528
      Yield .....................................      1.62%         3.54%        1.69%         4.83%
   Investment securities:
      Interest (TE) .............................     4,929         4,700       14,877        14,472
      Average balance ...........................   326,251       279,051      325,330       283,322
      Yield .....................................      6.04%         6.73%        6.09%         6.81%
         Total earning assets:
           Interest (TE) ........................    20,486        22,693       61,547        69,499
           Average balance ...................... 1,184,723     1,110,881    1,176,926     1,116,677
           Yield ................................      6.87%         8.12%        6.99%         8.32%

             Interest Bearing Liabilities:
    Interest bearing demand deposit accounts:
      Interest ..................................       434           497        1,273         1,675
      Average balance ...........................    98,155        75,440       95,037        76,451
      Rate ......................................      1.75%         2.61%        1.79%         2.93%
   Savings and money market accounts:
      Interest ..................................     1,092         1,644        3,435         5,377
      Average balance ...........................   288,769       262,612      290,626       257,855
      Rate ......................................      1.50%         2.48%        1.58%         2.79%
   Time deposits:
      Interest ..................................     4,414         7,407       13,859        24,224
      Average balance ...........................   567,032       581,773      564,944       583,195
      Rate ......................................      3.09%         5.05%        3.28%         5.55%
         Total interest bearing deposits:
           Interest .............................     5,940         9,548       18,567        31,276
           Average balance ......................   953,956       919,825      950,607       917,501
           Rate .................................      2.47%         4.12%        2.61%         4.56%
   Other interest bearing liabilities:
      Interest ..................................       614           359        1,797         1,090
      Average balance ...........................    57,402        26,388       55,559        24,857
      Rate ......................................      4.24%         5.40%        4.32%         5.86%
         Total interest bearing liabilities:
           Interest .............................     6,554         9,907       20,364        32,366
           Average balance ...................... 1,011,358       946,213    1,006,166       942,358
           Rate .................................      2.57%         4.15%        2.71%         4.59%

Net interest income (TE) ........................ $  13,932     $  12,786     $ 41,183     $  37,133
Net interest margin (TE) ........................      4.68%         4.58%        4.67%         4.44%

* Interest amounts annualized for purposes of calculating yields and rates
TE - taxable equivalent basis